UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 23, 2020

JIYA ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39719	85-2789517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Middlefield Road Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 285-4270

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	JYAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 23, 2020, Jiya Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 shares of Class A common stock, par value $0.0001 per share (the “Shares”). The Shares were sold at a price of $10.00 per Share, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-249808) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 2, 2020, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated November 18, 2020, between the Company and Citigroup Global Markets Inc., a copy of which was previously filed as Exhibit 1.1 to the Current Report on Form 8-K filed on November 20, 2020 and is incorporated herein by reference.

•	A Letter Agreement, dated November 18, 2020, among the Company and its officers, directors and Jiya Holding Company, LLC, a copy of which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on November 20, 2020 and is incorporated herein by reference.

•	An Investment Management Trust Agreement, dated November 18, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which was previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed on November 20, 2020 and is incorporated herein by reference.

•	A Registration Rights Agreement, dated November 18, 2020, between the Company and certain security holders, a copy of which was previously filed as Exhibit 10.3 to the Current Report on Form 8-K filed on November 20, 2020 and is incorporated herein by reference.

•	A Private Placement Purchase Agreement, dated November 18, 2020, between the Company and Jiya Holding Company LLC, a copy of which was previously filed as Exhibit 10.4 to the Current Report on Form 8-K filed on November 20, 2020 and is incorporated herein by reference.

•	An Administrative Services Agreement, dated November 18, 2020, by and between the Company and Jiya Holding Company LLC, a copy of which was previously filed as Exhibit 10.5 to the Current Report on Form 8-K filed on November 20, 2020 and is incorporated herein by reference.

•	Indemnity Agreements, each dated November 18, 2020, between the Company and each of its executive officers and directors, copies of which were previously filed as Exhibits 10.6 through 10.14 to the Current Report on Form 8-K filed on November 20, 2020 and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Purchase Agreement, the Company completed the private sale of an aggregate of 500,000 shares of Class A common stock (the “Private Placement Shares”) to Jiya Holding Company LLC at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $5,000,000. The Private Placement Shares are identical to the Shares sold in the IPO, except that the Private Placement Shares, so long as they are held by Jiya Holding Company LLC or its permitted transferees, (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, and (ii) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2020, in connection with the IPO, Perry Karsen, Dr. Pamela Klein, Daniel Spiegelman and Dr. Steve Kelsey (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective November 18, 2020, the Daniel Spiegelman, Perry Karsen and Dr. Pamela Klein were appointed to the Board’s Audit Committee, with Mr. Spiegelman serving as chair of the Audit Committee. Effective November 18, 2020, Dr. Steve Kelsey, Daniel Spiegelman and Perry Karsen were appointed to the Board’s Compensation Committee, with Mr. Karsen serving as chair of the Compensation Committee. Effective November 18, 2020, Dr. Steve Kelsey, Daniel Spiegelman and Dr. Pamela Klein were appointed to the Board’s Nominating Committee, with Dr. Klein serving as chair of the Nominating Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Dr. Pamela Klein, Perry Karson and Dr. Steve Kelsey and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Daniel Spiegelman, Cory S. Freedland and Rekha Hemrajani and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Srinivas Akkaraju and Richard Van Doren and will expire at the Company’s third annual meeting of stockholders.

On November 18, 2020, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the forms previously filed as Exhibits 10.1 and 10.5 to the Registration Statement, respectively. In addition, in November 2020, Jiya Holding Company LLC, the Company’s sponsor, transferred 30,000 shares of Class B common stock of the Company to each of the Directors for the same per-share price initially paid by Jiya Holding Company LLC.

Other than the foregoing and the Offer Letter dated as of October 30, 2020 (a copy of which was filed as Exhibit 10.9 to the Registration Statement and is incorporated herein by reference), none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On November 18, 2020, in connection with the IPO, the Company adopted its First Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $100,000,000, comprised of $98,000,000 of the proceeds from the IPO (which amount includes $3,500,000 of the underwriters’ deferred discount) and $2,000,000 of the proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 18, 2020, between the Company and Citigroup Global markets, Inc., as representative of the several underwriters (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K dated November 20, 2020).
3.1	First Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K dated November 20, 2020).
10.1	Letter Agreement, dated November 18, 2020, among the Company and its officers, directors and Jiya Holding Company, LLC, dated November 18, 2020 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated November 20, 2020).
10.2	Investment Management Trust Agreement, dated November 18, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated November 20, 2020).
10.3	Registration Rights Agreement, dated November 18, 2020, between the Company and certain security holders (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K dated November 20, 2020).
10.4	Private Placement Purchase Agreement, dated November 18, 2020, between the Company and Jiya Holding Company, LLC (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K dated November 20, 2020).
10.5	Administrative Services Agreement, dated November 18, 2020, between the Company and Jiya Holding Company, LLC (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K dated November 20, 2020).
10.6	Indemnity Agreement, dated November 18, 2020, between the Company and Rekha Hemrajani (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K dated November 20, 2020).
10.7	Indemnity Agreement, dated November 18, 2020, between the Company and Richard Van Doren (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K dated November 20, 2020).
10.8	Indemnity Agreement, dated November 18, 2020, between the Company and Srinivas Akkaraju, M.D., Ph.D (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K dated November 20, 2020).
10.9	Indemnity Agreement, dated November 18, 2020, between the Company and Cory Freedland, Ph.D (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K dated November 20, 2020).
10.10	Indemnity Agreement, dated November 18, 2020, between the Company and Perry Karsen (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K dated November 20, 2020).
10.11	Indemnity Agreement, dated November 18, 2020, between the Company and Dr. Pamela Klein (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K dated November 20, 2020).
10.12	Indemnity Agreement, dated November 18, 2020, between the Company and Dr. Steve Kelsey (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K dated November 20, 2020).
10.13	Indemnity Agreement, dated November 18, 2020, between the Company and Daniel Spiegelman (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K dated November 20, 2020).
10.14	Indemnity Agreement, dated November 18, 2020, between the Company and Mayank Gandhi, M.D. (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K dated November 20, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2020

JIYA ACQUISITION CORP.

By:	/s/ Rekha Hemrajani
Rekha Hemrajani
Chief Executive Officer